UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2009

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Ventas, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements to satisfy Securities and Exchange Commission (“SEC”) requirements as they relate to Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”), SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51” (“SFAS No. 160”), and Financial Accounting Standards Board Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Settlement)” (“APB 14-1”).

In compliance with SFAS No. 144, the Company has reported revenues and expenses from properties sold during the first three months of 2009 as components of discontinued operations for each period presented (including the comparable period of the prior year) in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed with the SEC on May 6, 2009 (the “1Q09 Form 10-Q”). Under SEC rules, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years presented in the Company’s most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), even though those financial statements relate to periods prior to the date of sale. This reclassification has no effect on the Company’s reported net income attributable to common stockholders or funds from operations (“FFO”).

In compliance with SFAS No. 160, the Company has reported noncontrolling interests as a component of consolidated equity for each period presented (including the comparable period of the prior year) in its 1Q09 Form 10-Q. Under SEC rules, the same reclassification is required for previously issued annual financial statements for each of the three years presented in the Company’s most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the Securities Act, even though those financial statements relate to periods prior to the date of adoption of SFAS No. 160. This reclassification has no effect on the Company’s reported net income attributable to common stockholders or FFO.

In compliance with APB 14-1, the Company has separately accounted for the liability and equity components of its 3 7/8% convertible senior notes due 2011 in a manner that reflects the Company’s nonconvertible debt borrowing rate for each period presented (including the comparable period of the prior year) in the 1Q09 Form 10-Q. Under SEC rules, the same accounting treatment is required for previously issued annual financial statements for each of the three years presented in the Company’s most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the Securities Act, even though those financial statements relate to periods prior to the date of adoption of APB 14-1. The following table summarizes the effect that this restatement had on the Company’s consolidated financial statements:

As Reported	2008	2007	2006
	(In thousands, except per share amounts)
Deferred financing costs, net	$20,598	$22,836	$18,415
Senior notes payable and other debt	3,147,694	3,360,499	2,329,053
Capital in excess of par value	2,244,596	1,821,294	766,470
Retained earnings (deficit)	(110,407)	(47,846)	(84,176)

Interest expense	203,184	195,731	128,953
Net income attributable to common stockholders	226,288	277,119	131,430
Earnings per common share—diluted	1.62	2.25	1.25

As Adjusted	2008	2007	2006
	(In thousands, except per share amounts)
Deferred financing costs, net	$22,032	$24,683	$20,636
Senior notes payable and other debt	3,136,998	3,346,531	2,312,020
Capital in excess of par value	2,264,125	1,840,823	785,999
Retained earnings (deficit)	(117,806)	(51,560)	(84,452)

Interest expense	206,869	199,169	129,229
Net income attributable to common stockholders	222,603	273,681	131,154
Earnings per common share—diluted	1.59	2.22	1.25

This Current Report on Form 8-K updates Items 6, 7 and 8 of, and Exhibit 12 to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) to reflect those properties sold during the first three months of 2009 as discontinued operations for all periods presented and the adoption of SFAS No. 160 and APB 14-1 on January 1, 2009. All other items of the 2008 Form 10-K remain unchanged. The Company has not made any attempt to update the matters in the 2008 Form 10-K, except to the extent expressly provided above.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

Exhibit Number	Description

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Ernst & Young LLP.

99.1	2008 Form 10-K: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	May 6, 2009	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

12.1	Statement Regarding Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1	Consent of Ernst & Young LLP.

99.1	2008 Form 10-K: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data.